Nationwide Life Insurance Company: • Nationwide Variable Account - 12

Prospectus supplement dated August 10, 2011 to
Waddell and Reed Advisors Select Preferred Annuity prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The first paragraph of the “Death Benefit Options” section is amended as follows:

For an additional charge, the Contract Owner may elect one of the following death options in lieu of the standard death benefit.

Number (3) under the “Spousal Protection Feature” section is amended as follows:

(3)           (a)  Both spouses must be age 85 or younger at the time the contract is issued for the standard death benefit, the Five-year
       Enhanced Death Benefit Option, the One-Year Enhanced Death Benefit Option and the One-Month Enhanced Death
       Benefit Option;

(b)  Both spouses must be age 80 or younger at the time the contract is issued for the Combination Enhanced Death Benefit
       Option;